                                                                   EXHIBIT 10.41

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                             CONFIDENTIAL

                               SERVICES AGREEMENT

         This SERVICES AGREEMENT ("Agreement") is made and entered into as of [*] 2003 ("Effective Date"), by and between E.I. du Pont de Nemours and Company, having a principal business address at 1007 Market Street, Wilmington, Delaware 19898 ("DuPont") and LYNX THERAPEUTICS, INC. having a principal business address at 25861 Industrial Boulevard, Hayward, California, 94545 ("Lynx"). DuPont and Lynx may be referred to herein collectively as the "Parties" or individually as a "Party."

         WHEREAS, Lynx has expertise and intellectual property involving the use of certain molecular biological methods for cloning and identifying the sequence of nucleic acids, and using such technologies for discovery and characterization of genes;

         WHEREAS, DuPont and its agricultural Affiliates, including Pioneer Hi-Bred International, Inc. of Des Moines, Iowa ("Pioneer"), have expertise and interest in discovering, developing, distributing and marketing agricultural products and processes;

         WHEREAS, DuPont and Lynx have previously entered into a Research Collaboration Agreement dated [*] 1998 and subsequently amended from time to time by the Parties ("1998 Collaboration Agreement") under which Lynx technology has been applied to[*] analysis of certain crop plants for the benefit of DuPont's agricultural research and development programs;

         WHEREAS, the Collaboration Agreement is due to expire on [*] 2003; and

         WHEREAS, the Parties desire to continue their interaction with one another under new terms and conditions.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Definitions:

   a. "Affiliate" shall mean any corporation, firm, limited liability company, partnership, or other entity that directly or indirectly controls, or is controlled by, or is under common control with a Party to this Agreement. For the purpose of this definition, control means ownership, directly or through one or more Affiliates, of fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) or more of the equity interests in the case of any other type of legal entity, or status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity. For purposes of this Agreement, Affiliates shall also include Affiliates of Pioneer.

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                                                             CONFIDENTIAL

   b. "Results" shall mean all information and materials provided to DuPont and its Affiliates by Lynx, or developed by Lynx, under this Agreement, including but not limited to all information and materials, including datasets, related to the signature tags generated through the use of Lynx Technology on Samples, as further described in the Work Plan.

   c.    "Exclusive Plants" shall mean [*].

   d. "Analysis" shall mean the application of Lynx Technology to a single Sample, as further described in the Work Plan.

   e. "Intellectual Property" shall mean any right that protects any invention, improvement or discovery, that is created or discovered prior to, during, or as a result of the Services hereunder, whether or not patentable, and shall include, but is not limited to, patent rights, plant variety protection certificates, patent applications, copyrights, trademarks, and trade secrets.

   f. "Lynx Technology" shall mean any and all technologies owned or controlled by Lynx, including but not limited to solid phase cloning of nucleic acids on beads and its applications such as Megaclone and Massively Parallel Signature Sequencing, ("MPSS").

   g. "MPSS [*]" shall mean a form of MPSS whereby each resulting sequence tag is at least [*] and [*] high quality sequence tags are generated from a Sample. This and all forms of MPSS that may be used under this Agreement, including "[*]", "[*]", and the like, are further described in the Work Plan.

   h. "Non-exclusive Plants" shall mean all plant species other than Exclusive Plants, except for [*].

   i. "Sample" shall mean the biological material and information provided by DuPont under this Agreement for use in an Analysis.

   j. "Services" shall mean the application by Lynx of Lynx Technology to Analyses involving DuPont's Samples, to generate and deliver Results to DuPont and its Affiliates.

   k. "Work Plan" shall mean the detailed description of the Analyses and Services to be conducted under this Agreement, including specifications regarding Samples and Results, timing of the Analyses and technical milestones for the Services and Results, attached as Schedule A herein.

   l.    "Year" shall mean a single calendar year (January 1 through December
         31) during the Term of this Agreement.

2. Scope and Description of Services. Lynx shall conduct the Services for DuPont, including its Affiliates, for the Exclusive Plants and Non-exclusive Plants using DuPont's Samples and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                             CONFIDENTIAL

      according to specifications in the attached Work Plan, or such other written schedules, work plans or descriptions that the Parties may agree upon from time to time and shall make part of this Agreement.

      Lynx hereby agrees (a) to use Samples solely to perform the Services for DuPont and meet its obligations under this Agreement, and (b) to send all residual Samples to DuPont (or another site designated by DuPont) within [*] calendar days after the date of completion of Services for such Samples, or at the end of the Term, or at Termination of this Agreement. In the event that DuPont provides written direction to Lynx to destroy all residual Samples, Lynx shall do so promptly.

      Lynx shall not distribute, release, sell, disclose, or otherwise transfer the Samples to, or use Samples with or on behalf of, any third party, except to such affiliates of Lynx as may be necessary for the performance of the Services. In such event, Lynx shall notify DuPont of such transfer or disclosure, and such Lynx affiliates shall be bound by the same terms as contained herein regarding use and treatment of DuPont Samples. DuPont agrees to pay directly, or to reimburse Lynx for, any shipping, handling or other like expenses that may be incurred in providing Samples to Lynx hereunder.

      As consistent with the [*] Analyses forecast and planning provisions described in the Work Plan, Pioneer shall provide its Samples to Lynx within [*] as necessary for Lynx to conduct the Services in that [*]. Lynx shall provide, at its own expense, all equipment, materials, information, know-how, and related services as are necessary to perform the Services and satisfy its obligations under this Agreement. Lynx shall promptly deliver all Results to DuPont upon completion of the corresponding Analyses.

3. Exclusive Period. Lynx shall not perform services utilizing Lynx Technology to any third party in, or using, the Exclusive Plants ("Exclusive Period")
      (a) during the Term of this Agreement; or (b) if this Agreement is terminated as provided in Section 5 herein, for a period of [*] from the date of Termination. Lynx may perform services during the Exclusive Period to third parties in, or using, the Non-exclusive Plants. DuPont shall be granted non-exclusive access to Services with [*], and any other plant that may be under exclusive obligations by Lynx to a third party, as soon as such access becomes available. Nothing in this Section 3 shall restrict Lynx in any way from being able to perform its obligations under any agreement in effect prior to the effective date of the 1998 Collaboration Agreement for the Exclusive Plants, and prior to the Effective Date of this Services Agreement for the Non-exclusive Plants, whether or not such performance would otherwise be in violation of this Section 3.

4. Fees and Payments. As further described in the Work Plan, each Year's Services, including the type(s), number and unit-cost of Analyses for that Year will be discussed and agreed by the Parties in the [*] of the previous Year; however, for [*] (Year 1), the Parties hereby agree that Lynx shall perform [*] MPSS [*] Analyses for DuPont at a cost of [*] per MPSS Signature Analysis. The unit-cost for MPSS [*] Analyses in Years subsequent to [*] shall be no more than [*], and shall be no greater than [*].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                                             CONFIDENTIAL

               As full consideration for the Services to be conducted and the Results to be delivered to DuPont hereunder, DuPont shall pay Lynx the amounts defined in the Payment Schedule below. Beginning [*], all payments shall be made by DuPont [*] for the design and performance of the Services for the Analyses forecasted by the Parties and the work to be conducted [*]. DuPont shall [*] to make all payments under this Agreement.

               Payment Schedule. Subject to Section 5, DuPont shall pay Lynx the following total amounts for the Services to be performed in the respective Year under this Agreement:

               Year 1 ("Year 1"; [*]): [*] Dollars (USD $[*]), payable by DuPont as:

                           (a)      [*] Dollars (USD $[*]) due upon [*], for the
                               Services to be performed by Lynx in Year 1; and

                           (b)      [*] payments of [*] Dollars (USD $[*]) [*]
                               due on or before the [*]) day of [*] and [*], respectively, for the Services to be performed by Lynx in Year 1.

               Year 2 ("Year 2"; [*]): [*] Dollars (USD $[*]), payable as [*]
                      payments of [*] Dollars (USD $[*]) [*] due on or before the [*] day of [*] and [*], for the Services to be performed by Lynx in Year 2.

               Year 3 ("Year 3"; [*]): [*] Dollars (USD $[*]), payable as [*]
                      payments of [*] Dollars (USD $[*]) [*] due on or before the [*] day of [*] and [*], for the Services to be performed by Lynx in Year 3.

               Year 4 ("Year 4"; [*]): [*] Dollars (USD $[*]), payable as [*]
                      payments of [*] Dollars (USD $[*]) [*]due on or before the [*] day of [*] and [*], for the Services to be performed by Lynx in Year 4.

               Year 5 ("Year 5"; [*]): [*] Dollars (USD $[*]), payable as [*]
                      payments of [*] Dollars (USD $[*]) [*] due on or before the [*] day of [*] and [*], for the Services to be performed by Lynx in Year 5.

      All amounts paid hereunder shall be made to Lynx in US Dollars by bank wire transfer to:

               [*]

5. Additional Technologies. The Parties agree that in any Year, Lynx Technology other than MPSS [*] shall be made available to DuPont for use under this Agreement. The Parties shall mutually determine the use and costs of any such technologies within that Year; however, such costs [*] DuPont for that Year.

6. Term and Termination. It is intended that the Services shall be provided, and this Agreement shall extend, for a period of five (5) years from the Effective Date, from [*], through [*] ("Term"),

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                                             CONFIDENTIAL

      unless extended by mutual written consent of the Parties or earlier terminated ("Termination") through any of the following:

      a. By mutual agreement of the Parties in writing at any time;

      b. By DuPont after [*] from the Effective Date, upon [*] written notice to Lynx;

      c. By either Party upon [*] written notice, in the event the other Party commits a material breach of this Agreement, with such breach not corrected by the breaching Party within the [*] period;

      d. By DuPont upon [*] notice in the event that Lynx is unable to perform its obligations for the Services, to the reasonable satisfaction of DuPont, according to the milestones and specifications in the Work Plan; or

      e. By either Party at a moment's notice in the event the other Party (i) becomes insolvent or unable to pay its debts as they mature; (ii) makes an assignment for the benefit of creditors; (iii) permits or procures the appointment of a receiver for its assets; (iv) becomes the subject of any bankruptcy, insolvency, or similar proceeding; or (v) is acquired by or merged with another Party.

      In the event of Termination prior to completion of the Services for Analyses requested and paid by DuPont in advance of Termination, Lynx agrees that it will complete all such Services that have been paid for by DuPont, and deliver to DuPont all Results for Services that have been paid for, and return or destroy, at DuPont's discretion, all Samples remaining at Lynx at Termination.

7. Effects of Termination. All payment for completed Services rendered up to and including the last day of the Term, prior to expiration or Termination, shall remain due and payable to Lynx, and payment for partially completed Services at the time of Termination as described in Section 5 herein, shall be determined in good faith. Notwithstanding anything to the contrary in this Agreement, DuPont shall have no obligation to pay for any [*] of a [*] in which either Party terminates this Agreement, beyond the [*] containing the date of notice of Termination.

      Expiration or Termination of this Agreement shall not relieve Lynx of any obligation with respect to DuPont Confidential Information or Samples disclosed or Results developed prior to such expiration or Termination and shall not modify DuPont's ownership or use rights in DuPont Confidential Information, Samples or Results.

      In the event of [*], DuPont and its Affiliates have the right, at their sole option, to [*], the terms and conditions of such to be negotiated in good faith by the Parties at the date of exercise of such right.

8. Relationship of Parties. Both Parties agree that in the performance of this Agreement, Lynx is an independent contractor and neither Lynx nor any of its employees or agents will be an agent or employee of DuPont or its Affiliates or be covered by DuPont's or its Affiliates' Worker's Compensation Insurance or Unemployment Insurance. Further, neither Lynx nor any of its

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                                             CONFIDENTIAL

      employees or agents will be eligible to participate in DuPont's or its Affiliates' retirement programs or be entitled to any other benefits from DuPont or its Affiliates.

9. Property and Use Rights.

      a. Copyright. DuPont and Lynx agree that any copyrightable work(s) developed in the performance of Services under this Agreement constitute work(s) made for hire under the United States Copyright Laws and that all right, title, and interests therein, including copyright, shall vest in DuPont. In the event that any such work does not qualify as a work made for hire under the United States Copyright laws, or for any other reason does not constitute a work made for hire, Lynx by this Agreement hereby assigns all right, title, and interest, including copyright, in said work(s) to DuPont, in perpetuity.

      b. Existing technology. Lynx represents and warrants that it either owns or has the right to use any technology or Intellectual Property used to carry out the Services under this Agreement, and further represents and warrants that neither Lynx Intellectual Property nor any existing or future Lynx contractual obligation outside this Agreement shall prevent DuPont from using the Results.

      c. Results. DuPont, including its Affiliates, shall be the exclusive owner of all right, title and interest in and to the Samples and Results resulting from provision of Services under this Agreement. DuPont shall have exclusive ownership and use rights to all discoveries, inventions and property, that are not directly related to Lynx Technology, arising from Results ("Developments"). Lynx shall irrevocably and perpetually assign, transfer and convey to DuPont all of Lynx's right, title and interest, if any, in and to all Results produced hereunder and to all Developments. Further, Lynx shall not disclose, transfer, sell, or use Results to, or use Results with or on behalf of, any third party. DuPont shall assume all responsibility for all costs associated with the application, prosecution, maintenance, defense and enforcement of patent applications and patents claiming all or a portion of the Samples and Results.

      d. Notwithstanding any other provision of this Agreement, and for the avoidance of doubt, DuPont and its Affiliates shall have the right to use and disclose Results, without exception, for any purpose whatsoever, without further consideration to Lynx.

      e. Lynx or its successors of interest shall not assert against DuPont and its Affiliates, business partners, agents or customers of each, any patent owned or controlled by Lynx that would prevent DuPont and its Affiliates, business partners, agents or customers from making, having made, using and selling products that were developed from Results.

      f. No right or license, either expressed or implied, is granted to Lynx under any material, information, patent, patent application, or trademark existing now or in the future.

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                                             CONFIDENTIAL

10. Project Champions (PC's). A Project Champion ("PC") shall be designated by each of the Parties, which shall be [*] representative from each Party, each of whom shall be experienced in a relevant aspect of the Services and/or Samples. These representatives are named in the Schedule. The PC's shall coordinate and manage the aspects of the Services hereunder, including conducting [*] meetings at mutually convenient times and locations, to:

      a. encourage and facilitate ongoing cooperation and information exchange between the Parties as necessary for the performance of each Party's obligations hereunder;

      b. plan and agree upon a timetable for the Samples to be submitted and the Analyses to be conducted in [*];

      c. evaluate data and results of work under Section 1 of this Agreement and to make recommendations to the Parties for changes in thereto, if necessary, to further the objectives of, and to [*] under, the Agreement;

      The PC's shall have no power to amend this Agreement and shall have only such powers as are specifically delegated to it hereunder.

11. Indemnification. Each Party agrees to defend, indemnify and hold the other Party (including its officers, employees and agents) harmless from and against any and all liability, loss, expense, reasonable attorneys' fees, or claims for injury or damages arising from the performance of this Agreement, but only in proportion to and to the extent such liability, loss, expense, reasonable attorneys' fees, or claims for injury or damages are caused by or result from the negligent or intentional acts or omissions of the indemnifying Party, its officers, agents or employees.

12. Disclaimer; Waiver

      LYNX MAKES NO REPRESENTATION OR EXPRESS OR IMPLIED WARRANTY THAT THE RESULTS OBTAINED FROM USE OF THE SAMPLES WILL NOT INFRINGE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES AND HEREBY DISCLAIMS THE SAME. DuPont WILL ACCEPT THE RESULTS WITH THE KNOWLEDGE THAT THEY ARE EXPERIMENAL IN NATURE. BECAUSE THE RESULTS ARE EXPERIMENTAL IN NATURE, THEY ARE BEING SUPPLIED TO DuPont WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13. Confidential Information. "Confidential Information" shall mean any and all information, know-how and data, technical or non-technical, disclosed or provided by one Party (the "Disclosing Party") to the other Party (the "Receiving Party") for or about the Services hereunder, whether disclosed or provided in oral, written, graphic, photographic, electronic, or any other form. Confidential Information of DuPont shall include Samples. Each party shall use its best efforts, consistent with its established policies and procedures, to protect the confidentiality of the other Party's Confidential Information. . This Agreement applies to all confidential information (including the terms of this Agreement) except to the extent that the Confidential Information:

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                                             CONFIDENTIAL

      a.    Was part of the public domain at the time of disclosure;

      b. Became part of the public domain by publication or otherwise, except by breach of this Agreement;

      c. Can be established to have been in the possession of Receiving Party at the time of disclosure and was not acquired directly or indirectly from the Disclosing Party under a confidentiality obligation;

      d. Was received from a third party without any restrictions; provided that the information was not obtained by that third party, directly or indirectly, in breach of a confidentiality obligation; or

      e. Can be established to have been developed by Receiving Party independently of any disclosure by Disclosing Party.

      If a Disclosing Party requests protection to protect its Confidential Information by means not normally employed by the Receiving Party to protect its own confidential information, Disclosing Party agrees to reimburse Receiving Party in full for any costs it may incur in order to do so, which costs shall be pre-approved by the Disclosing Party. Further, should the Receiving Party be required by judicial or other governmental authority to disclose the Disclosing Party's Confidential Information, the Receiving Party shall immediately inform and cooperate with the Disclosing Party in responding to such requirement in a manner that maintains the confidentiality of the information to the maximum extent possible.

      Without limiting the foregoing, each Party will take at least those measures to protect the other Party's Confidential Information that it takes to protect its own confidential information of a similar nature. Each Party agrees to immediately notify the other Party should it become aware of any unauthorized use or disclosure of Confidential Information.

      The Receiving Party may disclose the Disclosing Party's Confidential Information only to the Receiving Party's and its Affiliates' employees, consultants, or licensees who (a) have a need-to-know in order to perform or satisfy its obligations under this Agreement and (b) are under obligation not to disclose or use Confidential Information, except as otherwise provided in this Agreement.

14. Notice. Any notice required or permitted hereunder shall be sent to the parties via U.S. Mail, postage prepaid, or by personal service, facsimile or as may otherwise be permitted by law, at the following addresses:

                  DuPont:                             LYNX:

      E.I. du Pont de Nemours and Co.         Lynx Therapeutics, Inc.
      Crop Genetics Research                  25861 Industrial Blvd.
      DuPont Experimental Station             Hayward, CA 94545
      Rt. 141 at Henry Clay Rd.               USA
      Wilmington, DE 19880-0402 USA

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AMENDED.


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      [*]                          [*]

      Either party may change its address by written notice to the other during the term. All notices relating to this Agreement shall be in writing and shall be effective upon receipt.

15. Further Actions. The Parties agree to promptly execute, acknowledge and deliver such further instruments, and to do all such other acts, as the Parties agree are necessary or appropriate in order to carry out the purposes and intent of this Agreement.

16. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California, without regard to its conflicts of laws principles.

17. Assignment. This Agreement shall not be assignable or otherwise transferable by either Party without the consent of the other Party, except that DuPont may, without such consent, assign this Agreement to any purchaser of all or substantially all of the assets in the line of business to which this Agreement pertains, or to any successor corporation that results from reincorporation, merger or consolidation of such Party with or into such purchaser or such corporation and DuPont may assign this Agreement to Affiliates. Upon assignment, the rights and obligations under this Agreement shall be binding upon and inure to the benefit of said purchaser or successor in interest.

18. Publicity and Use of Names. Lynx and DuPont shall not to use the other's name or trademarks in any advertising, publicity, or news release related to this Agreement and its subject matter without the prior written consent of the other Party.

19. Integrated Agreement, Amendment. This Agreement contains all the terms agreed upon by both Parties and may not be amended except in writing and signed by both Parties. The terms of this Agreement shall govern, in the case of conflict, over terms contained in the Work Plan or any form document including, but not limited to, quotes, invoices or proposals. The 1998 Collaboration Agreement is terminated as of the Effective Date of this instant Agreement, and all work, results, inventions, rights, and obligations arising under or covered by the 1998 Collaboration Agreement are hereby governed by the terms and conditions of this instant Agreement.

20. Counterparts. This Agreement may be executed in counterparts and by facsimile signature, which shall together constitute one and the same agreement.

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AMENDED.

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                                                             CONFIDENTIAL

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, as of the dates set forth below.

E.I. DU PONT DE NEMOURS AND COMPANY                 LYNX THERAPEUTICS, INC.

By:   /s/ James E. Miller                        By: /s/ Kevin Corcoran
      ------------------------------------           ---------------------------

Name: James E. Miller                            Name:      Kevin Corcoran

Title: VP Crop Genetics Research & Development   Title:     President and CEO

Date: [*] 2003                                   Taxpayer ID # [*]
                                                                   -------------

                                                 Date: [*] 2003

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AMENDED.

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                             SCHEDULE A : Work Plan

      Summary and Objective: This Work Plan describes the Samples, Analyses and Results for the DuPont Services in [*]. The corresponding information for the Services to be conducted in each subsequent Year during the Term of the Agreement will be discussed by the Parties by [*] of the previous [*], and each [*] Services description shall be appended to the Agreement.

      1. Samples

         The Samples will represent [*].

      2. The Project Champions (PCs) will be the following representatives:

         For DuPont/Pioneer: [*]
         For Lynx: [*]

      3. Description of Services

         In [*], Lynx will perform [*] MPSS [*] Analyses on DuPont/Pioneer's Samples. For these MPSS [*] Analyses:

      a) Lynx will perform the following quality control analysis on the DuPont/Pioneer Samples:

            [*]

      b) MPSS Process Overview:

         [*]

      c) [*]. Lynx may make [*] technology, [*]

      d) Dataset-Information (Results) to be provided to DuPont/Pioneer:

         For each [*] Sample provided by DuPont/Pioneer and analyzed by MPSS(TM) [*] process, Lynx will provide DuPont/Pioneer with the following [*]

            [*]

      3. [*]

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AMENDED.

                                                             CONFIDENTIAL

      5. [*] Services

      For [*], DuPont/Pioneer and Lynx will meet in the [*] of the previous [*] to discuss and generate a mutual plan for the subject upcoming [*], and to generate a corresponding description of the upcoming [*] Services[*]:

          [*]

                                 Page 12 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.